Exhibit 10.3
THIRD AMENDMENT TO TERM LOAN CREDIT AND GUARANTY AGREEMENT
THIRD AMENDMENT TO TERM LOAN CREDIT AND GUARANTY AGREEMENT (this “Amendment”), entered into as of April 24, 2026, among SKYMILES IP LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as borrower (“Loyalty Co”), DELTA AIR LINES, INC., a Delaware corporation, as co-borrower (“Delta” and together with Loyalty Co, the “Borrowers”), BARCLAYS BANK PLC, as lender (the “Designated 2026 Replacement Term Lender”) and BARCLAYS BANK PLC, as administrative agent (together with its permitted successors and assigns in such capacity, the “Administrative Agent”).
    RECITALS:
A.    The Borrowers, the Lenders party thereto, the Administrative Agent and the other agents and arrangers party thereto are parties to that certain Term Loan Credit and Guaranty Agreement, dated as of September 23, 2020 (as amended by that certain (i) First Amendment to Term Loan Credit and Guaranty Agreement, dated as of December 4, 2022 and (ii) Second Amendment to Term Loan Credit and Guaranty Agreement, dated as of September 30, 2025, and as further amended, supplemented, modified or waived from time to time prior to the Third Amendment Effective Date (as defined below), the “Existing Credit Agreement”). Each capitalized term used but not defined herein has the meaning assigned to such term in the Credit Agreement (as defined below).
B.    On the date hereof, immediately prior to giving effect to this Amendment, there are outstanding term loans incurred under the Existing Credit Agreement on the Second Amendment Effective Date (the “Existing Term Loans”) in an aggregate principal amount of $585,223,486.34.
C.    Pursuant to Section 10.08(a)(iv) of the Existing Credit Agreement, the Borrowers desire to refinance in full the Existing Term Loans with the proceeds of the 2026 Replacement Term Loans (as defined below) (the “Third Amendment Refinancing”).
D.    Each 2026 Replacement Term Lender (as defined below) is willing to provide its 2026 Replacement Term Loan Commitments (as defined below) and make the 2026 Replacement Term Loans (as defined below) subject to and on the terms and conditions set forth herein and in the Credit Agreement, in each case on the Third Amendment Effective Date (as defined below).
E.    The Borrowers, the Administrative Agent and the Designated 2026 Replacement Term Lender wish to amend the Credit Agreement to provide for (i) the Third Amendment Refinancing and (ii) certain related modifications to the Credit Agreement, in each case, on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    Amendment. Subject to the satisfaction of the conditions precedent to the effectiveness of this Amendment set forth in Section 5 hereof, the Existing Credit Agreement is hereby amended as follows:

(a)    The definition of “Applicable Margin” shall be amended by replacing the reference to “1.50%” therein with “1.25%” and the reference to “0.50%” therein with “0.25%”.
(b)    The definitions of “2025 Replacement Term Lender”, “2025 Replacement Term Loans”, “2025 Replacement Term Loan Commitment”, “2025 Replacement Term Loan Commitment Schedule”, “Scheduled Principal Amortization Amount”, “Second Amendment”, “Second Amendment Effective Date” and “Term Loan Commitment” shall be amended and restated in their entirety (and placed in appropriate alphabetical order), respectively, as follows:
““2026 Replacement Term Lender” shall mean each Lender having a Term Loan Commitment to provide 2026 Replacement Term Loans or, as the case may be, with an outstanding 2026 Replacement Term Loan.”
““2026 Replacement Term Loans” shall mean the Term Loans incurred pursuant to the Third Amendment.”
““2026 Replacement Term Loan Commitment” shall mean the Term Loan Commitment of each 2026 Replacement Term Lender to make 2026 Replacement Term Loans pursuant to the Third Amendment.”
““2026 Replacement Term Loan Commitment Schedule” shall mean the schedule of 2026 Replacement Term Loan Commitments of each 2026 Replacement Term Loan provided to the Borrowers on the Third Amendment Effective Date by the Administrative Agent pursuant to the Third Amendment.”
““Scheduled Principal Amortization Amount” shall mean, with respect to each Payment Date, the sum of (a) an amount equal to $1,470,410.77, as each such amount may be adjusted with respect to any prepayments applied to reduce Scheduled Principal Amortization Amounts in accordance with Section 2.12 or Section 2.13 prior to such Payment Date and as may be adjusted in connection with the incurrence of any Incremental Term Loans, Extended Term Loans or Replacement Term Loans plus (b) any unpaid Scheduled Principal Amortization Amounts from prior Payment Dates. Notwithstanding the foregoing, the Term Loans, together with all other amounts owed hereunder with respect thereto, shall, in any event, be paid in full no later than the applicable Termination Date.”
““Third Amendment” shall mean the Third Amendment to Term Loan Credit and Guaranty Agreement, dated as of April 24, 2026, among the Borrowers, the Administrative Agent and Barclays Bank PLC, in its capacity as the designated lender of 2026 Replacement Term Loans.”
““Third Amendment Effective Date” shall have the meaning provided in the Third Amendment.”
““Term Loan Commitment” shall mean the commitment of each Term Lender to make a Class of Term Loans hereunder and, in the case of the 2026 Replacement Term Loans in an aggregate principal amount equal to the amount set forth under the heading “2026 Replacement Term Loan Commitment” opposite its name in the

2026 Replacement Term Loan Commitment Schedule or in the Assignment and Acceptance pursuant to which such Lender became a party hereto. The aggregate amount of the 2026 Replacement Term Loan Commitments is $585,223,486.34. The Term Loan Commitments as of the Third Amendment Effective Date are for 2026 Replacement Term Loans.”
(c)    The definitions of “Aggregate Exposure”, “Class”, “Payment Material Adverse Effect”, “Repricing Event”, “Term Loan Maturity Date”, “Term Loans”, Sections 2.01(a), 2.03, 2.04, 2.13(d) and 2.27(c) and Annex A shall each be amended by (i) replacing each reference to “2025” therein with “2026” and (ii) replacing each reference to “Second” therein with “Third”.
SECTION 2.    Certain Terms Applicable to 2026 Replacement Term Loans.
(a)    Subject to the satisfaction (or waiver) of the conditions set forth in Section 5 hereof, the 2026 Replacement Term Lenders hereby agree to make 2026 Replacement Term Loans to the Borrowers on the Third Amendment Effective Date in the aggregate principal amount of $585,223,486.34, which shall be used solely to refinance in full all outstanding Existing Term Loans.
(b)    As of the Third Amendment Effective Date, immediately prior to the effectiveness of this Amendment, the Administrative Agent has prepared and provided a true and correct copy to the Borrowers of a schedule (the “2026 Replacement Term Loan Commitments Schedule”) which sets forth the allocated commitments received by it (the “2026 Replacement Term Loan Commitments”) from the Lenders providing the 2026 Replacement Term Loans (the “2026 Replacement Term Lenders”). The Administrative Agent has notified each 2026 Replacement Term Lender of its allocated 2026 Replacement Term Loan Commitment, and each of the 2026 Replacement Term Lenders has provided the Administrative Agent with an executed consent substantially in the form of Schedule I hereto approving this Amendment and agreeing to the obligations set forth in this Amendment (each such consent, a “Lender Consent”). On the Third Amendment Effective Date, all Existing Term Loans shall be refinanced in full as follows:
(i)    the outstanding aggregate principal amount of Existing Term Loans of each Lender which (x) does not have a 2026 Replacement Term Loan Commitment or (y) has a 2026 Replacement Term Loan Commitment that is less than the full outstanding aggregate principal amount of Existing Term Loans of such Lender (each, a “Non-Converting Term Lender”) shall be repaid in full in cash;
(ii)    the outstanding aggregate principal amount of Existing Term Loans of each Lender which has a 2026 Replacement Term Loan Commitment which is in an amount at least equal to such Lender’s full outstanding aggregate principal amount of Existing Term Loans (each, a “Converting Term Lender” and, together with the Non-Converting Term Lenders, the “Existing Term Lenders”) shall automatically be converted into 2026 Replacement Term Loans (a “Converted 2026 Replacement Term Loan”) in a principal amount equal to such Converting Term Lender’s Existing Term

Loans outstanding on the Third Amendment Effective Date immediately prior to such conversion; and
(iii)    (1) each 2026 Replacement Term Lender that is not an Existing Term Lender (each, a “New Term Lender”) and (2) each Converting Term Lender with a 2026 Replacement Term Loan Commitment in an amount in excess of such Converting Term Lender’s aggregate principal amount of Existing Term Loans (such difference, the “New Term Commitment”), agrees to make to the Borrower a new Term Loan (each, a “New Term Loan” and, collectively, the “New Term Loans” and, together with the Converted 2026 Replacement Term Loans, the “2026 Replacement Term Loans”) in a principal amount equal to such Converting Term Lender’s New Term Commitment or such New Term Lender’s 2026 Replacement Term Loan Commitment, as the case may be, on the Third Amendment Effective Date, which upon giving effect to this Amendment, the 2026 Replacement Term Loans shall be subject to the terms of the Credit Agreement.
(c)    On the Third Amendment Effective Date, the 2026 Replacement Term Loans will be made available to the Borrowers as follows: (x) the Existing Term Loans of each Converting Term Lender shall be converted into 2026 Replacement Term Loans in an equal principal amount as provided in clause (iii) above and (y) the Designated 2026 Replacement Term Lender shall be deemed to fund in cash to the Borrowers an amount equal to the New Term Commitment (which shall be effected by the repayment to the Non-Converting Term Lenders of the outstanding principal and accrued interest as of the Third Amendment Effective Date).
(d)    All outstanding Borrowings of Existing Term Loans shall continue in effect for the equivalent principal amount of 2026 Replacement Term Loans after the Third Amendment Effective Date and each resulting “borrowing” of 2026 Replacement Term Loans shall be deemed to constitute a new deemed “borrowing” under the Credit Agreement and be subject to the same Interest Period (and the same Term SOFR Reference Rate) applicable to the Existing Term Loans to which it relates immediately prior to the Third Amendment Effective Date (the “Existing Interest Period”), which Existing Interest Period shall continue in effect (until the Existing Interest Period expires, at which time subsequent Interest Periods shall be determined in accordance with the provisions of Section 2.07 of the Credit Agreement). For the avoidance of doubt, the Existing Interest Period will end on July 20, 2026 and the Term SOFR of the Existing Interest Period is 3.67523%. New Term Loans shall be initially incurred as SOFR Loans. New Term Loans shall be allocated ratably to the outstanding deemed “borrowings” of 2026 Replacement Term Loans on the Third Amendment Effective Date. Each such Borrowing of New Term Loans shall be subject to (x) an Interest Period which commences on the Third Amendment Effective Date and ends on the last day of the Existing Interest Period and (y) the same Term SOFR Reference Rate applicable to the Existing Term Loans. The 2026 Replacement Term Loans of each 2026 Replacement Term Lender shall be allocated ratably to such Interest Periods (based upon the relative principal amounts of Borrowings of Existing Term Loans subject to such Interest Periods immediately prior to the Third Amendment Effective Date), with the effect being that Existing Term Loans which are converted into Converted 2026 Replacement Term Loans hereunder shall continue to be subject to the same Interest Periods and any 2026 Replacement Term Loans that are funded in cash on the Third Amendment Effective Date shall be ratably allocated to the various Interest Periods as described above.

(e)    Each Converting Term Lender hereby waives any entitlement to any breakage loss or expenses due under Section 2.15 of the Credit Agreement with respect to the repayment of that portion of its Existing Term Loans with the proceeds of Converted 2026 Replacement Term Loans.
(f)    On the Third Amendment Effective Date, all promissory notes, if any, evidencing the Existing Term Loans shall be automatically cancelled (and the applicable Lender shall either return such promissory note to Delta or confirm that such promissory note has been destroyed), and any 2026 Replacement Term Lender may request that its 2026 Replacement Term Loan be evidenced by a promissory note pursuant to Section 2.10(f) of the Credit Agreement.
SECTION 3.    Titles and Roles. The parties hereto agree that, as of the Third Amendment Effective Date and in connection with the Amendment: Barclays Bank PLC shall be designated as, and perform the roles associated with, the sole structuring agent, lead arranger, bookrunner and syndication agent (in such capacities, the “Lead Arranger”), and BNP Paribas, BofA Securities, Inc., Citibank, N.A., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Fifth Third Bank, National Association, Goldman Sachs Lending Partners LLC, JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding Inc., MUFG Bank, Ltd., Natixis, New York Branch, NatWest Markets PLC, PNC Capital Markets LLC, Regions Bank, Sumitomo Mitsui Banking Corporation, Standard Chartered Bank, U.S. Bank, National Association and Wells Fargo Securities, LLC will each have the title of joint bookrunner (each, an “Arranger”).
For the avoidance of doubt, the provisions of Section 10.04 of the Credit Agreement shall apply to, and inure to the benefit of, the Lead Arranger and each Arranger in connection with their respective roles hereunder.
SECTION 4.    Representations and Warranties.    Each Borrower represents and warrants to the Administrative Agent and the Lenders on behalf of itself and its Subsidiaries that, as of the date hereof and after giving effect to this Amendment, the following statements are true and correct:
(a)    the execution, delivery and performance by such Borrower of this Amendment, and the consummation of the transactions contemplated hereby, (i) are within such Borrower’s corporate or other organizational powers, (ii) have been duly authorized by all necessary corporate or other organizational action on the part of such Borrower, (iii) require no consent or approval of or action by or in respect of, or registration or filing with, any Governmental Authority, except such as have been obtained or made and are in full force and effect or that the failure to obtain in the aggregate would not be reasonably expected to result in a Material Adverse Effect, (iv) do not contravene the organization documents of such Borrower, (v) violate any applicable law or any order or decree of any court or Governmental Authority, other than violations by a Loan Party which would not reasonably be expected to have a Material Adverse Effect;
(b)    this Amendment has been duly executed and delivered by such Borrower and is the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(c)    all of the representations and warranties of the Borrowers contained in the Credit Agreement or in any Loan Document (other than the representations and warranties set forth in Sections 3.05(b) and 3.09(a) of the Credit Agreement) to which it is a party are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except that this materiality qualifier shall not apply to any representation or warranty that is already qualified by materiality, “Material Adverse Change” or “Material Adverse Effect”) on and as of such earlier date; provided that, for purposes of this Section 4(a), the representations and warranties contained in Section 3.05(a) (Financial Statements) of the Credit Agreement shall be deemed to refer to the audited consolidated financial statements of Delta and its Subsidiaries for the fiscal year ended December 31, 2025, included in Delta’s Annual Report on Form 10-K (as amended); and
(d)    immediately before and after giving effect to this Amendment and the Borrowings pursuant thereto, no Early Amortization Event, Default or Event of Default shall have occurred and be continuing, or result from this Amendment, on the Third Amendment Effective Date.
SECTION 5.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Third Amendment Effective Date”), provided that, the following shall have occurred as of such date:
(a)    The Borrowers, the Administrative Agent and the Designated 2026 Replacement Term Lender shall have signed a counterpart of this Amendment (whether the same or different counterparts), and the 2026 Replacement Term Lenders shall have signed a counterpart of its Lender Consent and each shall have delivered the same to Milbank LLP, 55 Hudson Yards, New York, NY 10001, attention: Jim Pascale, Steve Goff or Michael Gibbons.
(b)    all reasonable documented out-of-pocket expenses incurred by the Designated 2026 Replacement Term Lender and the Administrative Agent pursuant to Section 10.04 of the Credit Agreement or the Engagement Letter (including the reasonable and documented fees, charges and disbursements of counsel) and all accrued and unpaid fees, owing and payable (including any fees agreed to in connection with this Amendment) shall have been paid to the extent invoiced at least two (2) Business Days prior to the Third Amendment Effective Date (or such shorter period as may be agreed by the Borrowers).
(c)    the Administrative Agent shall have received customary written opinions of (i) Davis Polk & Wardwell LLP, special New York counsel for the Borrowers, (ii) Dorsey & Whitney LLP, special Delaware counsel to the Loan Parties and (iii) Maples and Calder (Cayman) LLP, special Cayman Islands counsel for the Borrowers, in each case addressed to the Administrative Agent and the 2026 Replacement Term Lenders party hereto, and dated the Third Amendment Effective Date.

(d)    the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary (or similar Responsible Officer), dated the Third Amendment Effective Date (i) certifying as to the incumbency and specimen signature of each Responsible Officer of each Borrower executing this Amendment or any other document delivered by it in connection herewith (such certificate to contain a certification of another Responsible Officer of that entity as to the incumbency and signature of the Responsible Officer signing the certificate referred to in this clause (d)) or certifying that the Responsible Officer and the incumbency and specimen signature of each such Responsible Officer previously delivered to the Administrative Agent has not been modified and remains in effect as of the date hereof, (ii) attaching each constitutional document of each Borrower or certifying that each constitutional document of such Borrower previously delivered to the Administrative Agent has not been amended, supplemented, rescinded or otherwise modified and remains in full force and effect as of the date hereof, (iii) attaching resolutions of each Borrower approving the transactions contemplated by this Amendment and (iv) attaching a certificate of good standing for each Borrower from the relevant jurisdiction of such entity’s incorporation or formation, dated as of a recent date, as to the good standing of that entity (to the extent available in the applicable jurisdiction);
(e)    the Administrative Agent shall have received an Officer’s Certificate signed by the Borrowers certifying (A) the truth in all material respects (except that this materiality qualifier shall not apply to any representation or warranty that is already qualified by materiality, “Material Adverse Change” or “Material Adverse Effect”) of the representations and warranties contained in this Amendment and the other Loan Documents (other than the representations and warranties set forth in Sections 3.05(b) and 3.09(a) of the Credit Agreement) as though made on the date hereof, or, in the case of any such representation and warranty that relates to a specified date, as though made as of such date; provided that, for purposes of this Section 5(e), the representations and warranties contained in Section 3.05(a) (Financial Statements) of the Credit Agreement shall be deemed to refer to the audited consolidated financial statements of Delta and its Subsidiaries for the fiscal year ended December 31, 2025, included in Delta’s Annual Report on Form 10-K for 2025 (as amended) and (B) as to the absence of any event occurring and continuing, or resulting from this Amendment, on the Third Amendment Effective Date that constitutes an Early Amortization Event, Default or Event of Default; and
(f)    the Administrative Agent shall have received a Loan Request not later than 2:00 p.m. New York City time one (1) Business Day before the Third Amendment Effective Date or such shorter time as the Administrative Agent may agree. Such Loan Request shall specify the aggregate amount of 2026 Replacement Term Loans to be made available to the Borrowers on the Third Amendment Effective Date.
The Administrative Agent shall promptly notify the Borrowers, the Collateral Administrator and the Lenders of the occurrence of the Third Amendment Effective Date. The execution by the Designated 2026 Replacement Term Lender of this Agreement shall be deemed to be confirmation by the Designated 2026 Replacement Term Lender that any condition relating to the Designated 2026 Replacement Term Lender’s satisfaction or reasonable satisfaction with any documentation set forth in this Section 5 has been satisfied as to such Lender.

SECTION 6.    Acknowledgment and Consent. Each Borrower hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendments set forth herein. Each Borrower hereby confirms that each Loan Document to which it is a party and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations under each of the Loan Documents to which it is a party. Each Borrower acknowledges and agrees that each of the Loan Documents to which it is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
SECTION 7.    Miscellaneous.
(a)    On and after the Third Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement after giving effect to this Amendment (the “Credit Agreement”). This Amendment shall be deemed to be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
(b)    Except as specifically amended or waived by this Amendment, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents, except as specifically provided herein.
(d)    The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.
(e)    This Amendment may be executed in any number of separate counterparts (and by different parties hereto on different counterparts), each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.
(f)    Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, the Federal Electronic Signatures in Global and National Commerce Act, the

New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent, provided that, the Administrative Agent hereby agrees to accept, and hereby consents to the use of, electronic signatures to this Amendment from all parties hereto.
(g)    This Amendment shall be construed and interpreted in accordance with and governed by the law of the State of New York. Sections 10.05(b)-(d) of the Credit Agreement are incorporated herein mutatis mutandis.
(h)    This Amendment, together with the Credit Agreement and the other Loan Documents, embodies the entire agreement and understanding among the parties with respect to the subject matter hereof and thereof and supersedes all other prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.
(i)    The provisions of Sections 1.02 (Terms Generally), 1.06 (References to Agreements, Laws, Etc.), 10.04 (Expenses; Indemnity; Damage Waiver), 10.09 (Severability), 10.10 (Headings), 10.11 (Survival), 10.13 (USA Patriot Act), 10.15 (Waiver of Jury Trial) and 10.16 (No Fiduciary Duty) of the Credit Agreement are incorporated herein mutatis mutandis.
[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their proper and duly authorized officers as of the day and year first above written.

SKYMILES IP LTD., a Cayman Islands exempted company with limited liability

By: /s/ Barbara Quiroga
Name: Barbara Quiroga
Title: Vice President & Treasurer

DELTA AIR LINES, INC., a Delaware corporation

By: /s/ Kenneth W. Morge II
Name: Kenneth W. Morge II
Title: Senior Vice President – Finance and Treasurer

[Signature page to Amendment]

BARCLAYS BANK PLC,
as Designated 2026 Replacement Term Lender and a 2026 Replacement Term Lender

By: /s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Director

[Signature page to Amendment]

BARCLAYS BANK PLC,
as Administrative Agent

By: /s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Director

[Signature page to Amendment]

Lender Consent to Third Amendment

This Lender Consent to the Third Amendment (the “Amendment”) to that certain Term Loan Credit and Guaranty Agreement, dated as of September 23, 2020 (as amended, amended and restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by the Amendment, the “Credit Agreement”), among, inter alios, SkyMiles IP Ltd., as a borrower, Delta Air Lines, Inc., as a borrower, Barclays Bank PLC as designated lender of 2026 Replacement Term Loans, the Lenders party thereto and Barclays Bank PLC as Administrative Agent. Capitalized terms used but not defined in this Lender Consent have the meanings assigned to such terms in the Credit Agreement or the Amendment (as applicable).
The undersigned hereby irrevocably and unconditionally agrees to approve the amendments to the Existing Credit Agreement contained in the Amendment, be bound by its obligations as a “2026 Replacement Term Lender” as set forth in the Amendment and to the following (check only ONE option):
Cashless Rollover Settlement Option

☐ to deem prepaid 100% of the outstanding principal amount of the Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Lead Arranger and Borrowers) with proceeds of new 2026 Replacement Term Loans in a like principal amount (or such lesser amount allocated to such Lender by the Lead Arranger and Borrowers); provided if you are allocated new 2026 Replacement Term Loans in an outstanding amount that is less than your Existing Term Loans, your excess Existing Term Loans will be prepaid in cash on the Third Amendment Effective Date.

Assignment Settlement Option

☐ to have 100% of the outstanding principal amount of the Existing Term Loans held by such Lender prepaid on the Third Amendment Effective Date and to purchase by assignment new 2026 Replacement Term Loans in a like principal amount (or such lesser amount allocated to such Lender by the Lead Arranger).

IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be executed and delivered by a duly authorized signatory as of the _____ of ___, 2026.

__________________________________________
(insert name of the legal entity above)

by
    Name:
    Title:
For any Institution requiring a second signature line:

by
    Name:
    Title:
Name of Fund Manager (if applicable):

[Signature page to Amendment]